Exhibit 99
                            Joint Filer Information

Designated Filer:	                BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:     February 23, 2004
Issuer & Symbol:                  Kinetic Concepts, Inc. [KCI]
Address of each Reporting Person for this Form 3:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

January 21, 2005

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.
                                       By: Richard C. Blum & Associates, Inc.,
                                            its general partner


By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan
     -----------------------                -----------------------
     Gregory D. Hitchan,                    Gregory D. Hitchan,
     General Counsel and Secretary          General Counsel and Secretary


STINSON CAPITAL PARTNERS II, L.P.
RCBA KCI CAPITAL PARTNERS, L.P.
By: BLUM CAPITAL PARTNERS, L.P.,
      its general partner
By:  Richard C. Blum & Associates, Inc.,     RICHARD C. BLUM
      its general partner


By:  /s/ Gregory D. Hitchan                  By:  /s/ Gregory D. Hitchan
     ----------------------                       ------------------------
     Gregory D. Hitchan,                          Gregory D. Hitchan
     General Counsel and Secretary                Attorney-In-Fact



BLUM STRATEGIC GP II, L.L.C.            BLUM STRATEGIC PARTNERS II, L.P.
                                        By:  BLUM STRATEGIC GP II, L.L.C.,
                                             its general partner


By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     ----------------------                  ----------------------
     Gregory D. Hitchan                      Gregory D. Hitchan
     Member and General Counsel              Member and General Counsel


BLUM STRATEGIC PARTNERS II GMBH & CO. KG
By:  BLUM STRATEGIC GP II, L.L.C.,
       its managing limited partner

By:  /s/ Gregory D. Hitchan
     ---------------------------
     Gregory D. Hitchan, Member and General Counsel